                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.4

          WORLDWIDE - TRADEMARK APPLICATIONS AND REGISTRATIONS IN THE
                    NAME OF CART, INC. AND RELATED COMPANIES

COUNTRY         MARK                            APP. NO.  APP. DATE    REG. NO.  REG. DATE       CLASS               OWNER
------------------------------------------------------------------------------------------------------------------------------------
Argentina       CHAMPCAR WORLD SERIES          2,412,643   02/14/03                         16               CART, Inc. (MI Corp.)

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Argentina       CHAMPCAR WORLD SERIES          2,412,644   02/14/03                         25               CART, Inc. (MI Corp.)

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Argentina       CHAMPCAR WORLD SERIES          2,412,645   02/14/03                         36               CART, Inc. (MI Corp.)

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Argentina       CHAMPCAR WORLD SERIES          2,412,646   02/14/03                         41               CART, Inc. (MI Corp.)

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Australia       CART and Design                                         739,872  06/16/00   16, 25, 41       Championship Auto
                                                                                                             Racing Teams, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Australia       CHAMPCAR WORLD SERIES                                   941,902  06/30/03   16, 25, 36, 41   CART, Inc. (MI Corp.)

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Bolivia         CHAMPCAR WORLD SERIES            SM 0274   01/31/03                         16               CART, Inc. (MI Corp.)

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Bolivia         CHAMPCAR WORLD SERIES            SM 0275   01/31/03                         25               CART, Inc. (MI Corp.)

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Bolivia         CHAMPCAR WORLD SERIES            SM 0272   01/31/03                         36               CART, Inc. (MI Corp.)

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Bolivia         CHAMPCAR WORLD SERIES            SM 0273   01/31/03                         41               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Brazil          CART                         820,165,875   08/15/97                         25               Championship Auto
                                                                                                             Racing Teams, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Brazil          CART                         820,165,859   08/15/97                         41.20/41.40      Championship Auto
                                                                                                             Racing Teams, Inc.

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Brazil          CART                         820,165,867   08/15/97                         16.20/16.70      Championship Auto
                                                                                                             Racing Teams, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Brazil          CART and Design              820,169,250   08/19/97                         16.20/16.70      Championship Auto
                                                                                                             Racing Teams, Inc.

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Brazil          CART and Design              820,169,269   08/19/97                         25.10/25.20      Championship Auto
                                                                                                             Racing Teams, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Brazil          CART and Design              820,169,242   08/19/97                         41.20/41.40      Championship Auto
                                                                                                             Racing Teams, Inc.

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Brazil          CHAMPCAR WORLD SERIES        825,200,440   01/24/03                         16               CART, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Brazil          CHAMPCAR WORLD SERIES        825,200,458   01/24/03                         25               CART, Inc.

          WORLDWIDE - TRADEMARK APPLICATIONS AND REGISTRATIONS IN THE
                    NAME OF CART, INC. AND RELATED COMPANIES

COUNTRY         MARK                            APP. NO.  APP. DATE    REG. NO.  REG. DATE       CLASS               OWNER
------------------------------------------------------------------------------------------------------------------------------------
Brazil          CHAMPCAR WORLD SERIES        825,200,431   01/24/03                         36               CART, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Brazil          CHAMPCAR WORLD SERIES        825,200,423   01/24/03                         41               CART, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Canada          CART and Design                                      TMA 529745  06/23/00                    Championship Auto
                                                                                                             Racing Teams, Inc.
                                                                                                             (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Canada          CHAMPCAR WORLD SERIES          1,165,722   01/23/03                                          CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Chile           CHAMPCAR WORLD SERIES            601,723   03/20/03                         16, 25           CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Chile           CHAMPCAR WORLD SERIES            601,724   03/20/03                         36, 41           CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
China           CHAMPCAR WORLD SERIES          3,451,739   01/28/03                         16               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
China           CHAMPCAR WORLD SERIES          3,451,740   01/28/03                         25               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
China           CHAMPCAR WORLD SERIES          3,451,741   01/28/03                         36               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
China           CHAMPCAR WORLD SERIES          3,451,749   01/28/03                         41               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Colombia        CHAMPCAR WORLD SERIES          3,005,389   01/28/03                         16               CART, Inc. (MI Corp.)

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Colombia        CHAMPCAR WORLD SERIES          3,005,390   01/28/03                         25               CART, Inc. (MI Corp.)

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Colombia        CHAMPCAR WORLD SERIES          3,005,391   01/28/03                         36               CART, Inc. (MI Corp.)

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Colombia        CHAMPCAR WORLD SERIES          3,005,392   01/28/03                         41               CART, Inc. (MI Corp.)

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Ecuador         CHAMPCAR WORLD SERIES                                     24163  02/12/03   16               CART, Inc. (MI Corp.)

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Ecuador         CHAMPCAR WORLD SERIES                                     24164  02/12/03   25               CART, Inc. (MI Corp.)

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Ecuador         CHAMPCAR WORLD SERIES                                      8257  02/12/03   36               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Ecuador         CHAMPCAR WORLD SERIES                                      8256  02/12/03   41               CART, Inc. (MI Corp.)

          WORLDWIDE - TRADEMARK APPLICATIONS AND REGISTRATIONS IN THE
                    NAME OF CART, INC. AND RELATED COMPANIES

COUNTRY         MARK                            APP. NO.  APP. DATE    REG. NO.  REG. DATE       CLASS               OWNER
------------------------------------------------------------------------------------------------------------------------------------
European Union  CART and Design                                          709329  03/04/99   16, 25, 41        Championship Auto
                                                                                                              Racing Teams, Inc.

------------------------------------------------------------------------------------------------------------------------------------
European Union  CART CHAMPIONSHIP AUTO                                  2704021  10/23/03   16, 25, 35, 41   CART, Inc. (MI Corp.)
                RACING TEAMS and Design

------------------------------------------------------------------------------------------------------------------------------------
European Union  CHAMP CAR                      2,704,054   04/29/02                         25               Championship Auto
                                                                                                             Racing Teams, Inc.

------------------------------------------------------------------------------------------------------------------------------------
European Union  CHAMPCAR WORLD SERIES          3,033,891   01/17/03                         16, 25, 36, 41   CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Germany         CART                        303 08 360.3   02/19/03                         16, 25, 28, 35,  CART, Inc. (MI Corp.)
                                                                                            36, 41, 42, 43

------------------------------------------------------------------------------------------------------------------------------------
Germany         CHAMPCAR                    303 08 361.1   02/19/03                         16, 25, 28, 35,  CART, Inc. (MI Corp.)
                                                                                            36, 41, 42, 43

------------------------------------------------------------------------------------------------------------------------------------
Japan           CART                                                    4305907  08/13/99   16, 41           Championship Auto
                                                                                                             Racing Teams, Inc.
                                                                                                             (MI corp.)

------------------------------------------------------------------------------------------------------------------------------------
Japan           CART and Design                                         4305908  08/13/99   16, 41           Championship Auto
                                                                                                             Racing Teams, Inc.
                                                                                                             (MI corp.)

------------------------------------------------------------------------------------------------------------------------------------
Japan           CHAMPCAR WORLD SERIES         2003-20662   03/17/03                         16, 25, 36, 41   CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Mexico          CART and Design                                         576,201  05/14/98   41               Championship Auto
                                                                                                             Racing Teams, Inc.

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Mexico          CHAMPCAR WORLD SERIES                                    787264  04/16/03   16               CART, Inc.

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Mexico          CHAMPCAR WORLD SERIES                                    786162  03/31/03   25               CART, Inc.

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Mexico          CHAMPCAR WORLD SERIES                                    786160  03/31/03   36               CART, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Mexico          CHAMPCAR WORLD SERIES                                    786161  03/31/03   41               CART, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Panama          CHAMPCAR WORLD SERIES          126175-01   03/20/03                         16               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Panama          CHAMPCAR WORLD SERIES          126174-01   03/20/03                         25               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Panama          CHAMPCAR WORLD SERIES          126173-01   03/20/03                         36               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Panama          CHAMPCAR WORLD SERIES          126172-01   03/20/03                         41               CART, Inc. (MI Corp.)

          WORLDWIDE - TRADEMARK APPLICATIONS AND REGISTRATIONS IN THE
                    NAME OF CART, INC. AND RELATED COMPANIES

COUNTRY         MARK                            APP. NO.  APP. DATE    REG. NO.  REG. DATE       CLASS               OWNER
------------------------------------------------------------------------------------------------------------------------------------
Paraguay        CHAMPCAR WORLD SERIES               2663   02/07/03                         16               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Paraguay        CHAMPCAR WORLD SERIES               2662   02/07/03                         25               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Paraguay        CHAMPCAR WORLD SERIES               2664   02/07/03                         36               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Paraguay        CHAMPCAR WORLD SERIES               2665   02/07/03                         41               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Peru            CHAMPCAR WORLD SERIES        172247-2003   01/30/03                         16               CART, Inc. (MI Corp.)

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Peru            CHAMPCAR WORLD SERIES        172246-2003   01/30/03                         25               CART, Inc. (MI Corp.)

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Peru            CHAMPCAR WORLD SERIES        172245-2003   01/30/03                         36               CART, Inc. (MI Corp.)

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Peru            CHAMPCAR WORLD SERIES        172244-2003   01/30/03                         41               CART, Inc. (MI Corp.)

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South Korea     CHAMPCAR WORLD SERIES           2003-257   01/24/03                         16, 25, 36, 41   CART, Inc. (MI Corp.)

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United States   BLAST BY THE BAY                                      2,747,379  08/05/03   41               Championship Auto
                                                                                                             Racing Teams, Inc.
                                                                                                             (DE Corp.)

------------------------------------------------------------------------------------------------------------------------------------
United States   CART                                                  2,190,681  09/22/98   41               CART, Inc. (MI Corp.)

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United States   CART                                                  2,353,979  05/30/00   16, 25           CART, Inc. (MI Corp.)

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United States   CART (Stylized)               78/186,283   11/18/02                         16, 25, 36, 41   CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
United States   CART and Design                                       2,195,248  10/13/98   41               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
United States   CART and Design                                       2,208,398  12/08/98   16, 25           CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
United States   CART CHAMPIONSHIP AUTO        78/186,272   11/18/02                         16, 25, 36, 41   CART, Inc. (MI Corp.)
                RACING TEAMS

------------------------------------------------------------------------------------------------------------------------------------
United States   CART CHAMPIONSHIP AUTO                                2,550,013  03/19/02   41               CART, Inc. (MI Corp.)
                RACING TEAMS  and Design

------------------------------------------------------------------------------------------------------------------------------------
United States   CART CHAMPIONSHIP AUTO                                2,539,987  02/19/02   41               CART, Inc. (MI Corp.)
                RACING TEAMS  and Design

          WORLDWIDE - TRADEMARK APPLICATIONS AND REGISTRATIONS IN THE
                    NAME OF CART, INC. AND RELATED COMPANIES

COUNTRY         MARK                            APP. NO.  APP. DATE    REG. NO.  REG. DATE       CLASS               OWNER
------------------------------------------------------------------------------------------------------------------------------------
United States   CART FAST LAP and Design                              2,539,986  02/19/02   41               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
United States   CART MINISTRIES and Design                            2,497,661  10/16/01   42               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
United States   CHAMPCAR                                              2,442,971  04/10/01   41               Championship Auto
                                                                                                             Racing Teams, Inc.
                                                                                                             (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
United States   CHAMPCAR WORLD SERIES         78/186,260   11/18/02                         16, 25, 36, 41   CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
United States   CHAMPCAR WORLD SERIES         78/186,278   11/18/02                         16, 25, 36, 41   CART, Inc. (MI Corp.)
                and Design

------------------------------------------------------------------------------------------------------------------------------------
United States   FEEL THE SPEED                                        2,245,947  05/18/99   41               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
United States   FLAG TO FLAG                                          2,291,280  11/09/99   16, 18, 21,      Championship Auto
                                                                                            25, 41           Racing Teams, Inc.
                                                                                                             (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
United States   U.S. 500                                              2,342,095  04/18/00   41               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Venezuela       CHAMPCAR WORLD SERIES             656-03   01/28/03                         16               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Venezuela       CHAMPCAR WORLD SERIES             657-03   01/28/03                         25               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Venezuela       CHAMPCAR WORLD SERIES             658-03   01/28/03                         36               CART, Inc. (MI Corp.)

------------------------------------------------------------------------------------------------------------------------------------
Venezuela       CHAMPCAR WORLD SERIES             659-03   01/28/03                         41               CART, Inc. (MI Corp.)